SMITH BREEDEN SERIES FUND
SMITH BREEDEN TRUST


	SCHEDULE 14A INFORMATION
	Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrants [x]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[x]	Preliminary Proxy Statement
[  ]	Definitive Proxy Statement
[  ]	Definitive Additional Materials
[  ]	Soliciting Material Pursuant to ? 240.14a-11(c) or
? 240.14a-12

	SMITH BREEDEN SERIES FUND
SMITH BREEDEN TRUST
	------------------------------------
	(Name of Registrants as Specified In Their Charters)


Payment of Filing Fee (check the appropriate box):
[x]	No fee required
[  ]	Fee computed on table below per Exchange Act Rules
14a-6(i)(1) and 0-11.
1)	Title of each class of securities to which transaction applies:
2)	Aggregate number of securities to which transaction applies:
3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing is calculated and state how it was determined):
4)	Proposed maximum aggregate value of transaction:
5)	Total fee paid:
[  ]	Fee paid previously with preliminary materials.
[  ]	Check box if any part of the fee is offset as provided by
Exchange Act Rule 0-11(a) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
1)	Amount previously paid:
2)	Form, Schedule or Registration Statement No.:
3)	Filing Party:
4)	Date Filed:	_____________


	SMITH BREEDEN
ASSOCIATES, INC.
	100 Europa Drive, Suite 200
Chapel Hill, NC 27514


	June __, 2000

Dear Fellow Shareholder:

You are cordially invited to attend a special meeting of shareholders (the "Meeting") of the Smith Breeden Short Duration U.S. Government Fund, Smith Breeden Intermediate Duration U.S.
Government Fund, and Smith Breeden U.S. Equity Market Plus Fund
(the "Funds") of the Smith Breeden Series Fund or the Smith Breeden
Trust, as the case may be (the "Trusts") to be held on [DAY], July __, 2000, at ____ a.m., Chapel Hill time, at the offices of the Trusts, 100 Europa Drive, Suite 200, Chapel Hill, NC 27514. At the Meeting, shareholders will be asked (i) to elect eight new members to the Trusts' Board of Trustees to replace the current Trustees of the Trusts, (ii) to approve the proposed management agreements between each of the Trusts and The Managers Funds LLC ("Managers"), (iii) to approve the proposed subadvisory agreement between Smith Breeden Associates, Inc. ("SBA") and Managers for each Fund, (iv) to amend the Trusts'
Declarations of Trust to facilitate the reorganization of the Funds into the Managers fund complex at such time as it is administratively convenient, and (v) to permit Managers to change the subadviser of each Fund in the future without seeking the approval of the shareholders of the relevant Fund.

	SBA and Managers believe that the approval of these Proposals will be beneficial to all parties, but most importantly to the Funds' shareholders. With $__ billion in assets under management, Managers' fund complex is substantially larger than the Trusts. As a result, and given Managers' experience in the mutual fund business, Managers is better able to service shareholders' day-to-day operational account and investment needs. Through the proposed relationship with Managers, shareholders of the Funds should have access to more extensive products and services, as well as to a higher level of customer service and technology. SBA would continue to manage the assets in the Funds in its capacity as subadviser, thus enabling SBA to focus on its strength, portfolio management. Managers has informed the Trustees of the Trusts that Managers does not presently intend to increase the fees and expenses of the Funds as a result of the Proposals and the transactions contemplated thereby.

The Proposals have been carefully reviewed by the Trusts? Board of Trustees, which recommends that you approve each of the Proposals. Whether or not you plan to be present at the Meeting, your vote is needed. Please complete, sign, and return the enclosed proxy card(s) promptly. A postage-paid envelope is enclosed for this purpose.

We thank you for your attention to this matter. We look forward to seeing you at the Meeting or receiving your proxy card(s) so your shares may be voted at the Meeting. If you have any questions on voting of proxies or the Proposals to be considered at this meeting, please call us toll free at _______________.

Sincerely
yours,



[NAME]
[Position]


SHAREHOLDERS ARE URGED TO SIGN AND RETURN THE
ENCLOSED PROXY CARD(S) IN THE ENCLOSED ENVELOPE SO
AS TO BE REPRESENTED AT THE MEETING.

SMITH BREEDEN SERIES FUND
SMITH BREEDEN TRUST

Smith Breeden
Short Duration
U.S. Government
Fund
Smith Breeden
Intermediate
Duration U.S.
Government
Fund Smith
Breeden U.S.
Equity Market
Plus Fund
	___________

	NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

	To Be Held July __, 2000
	___________

A special meeting of shareholders (the "Meeting") of Smith
Breeden Series Fund (the "Series Trust") and Smith Breeden Trust (the "SB Trust," and together with the Series Trust, the "Trusts") will be held at the offices of the Trusts, 100 Europa Drive, Suite 200, Chapel Hill, NC 27514, on [DAY], July __, 2000 at ___ a.m., Chapel Hill time, for the following purposes:

1.	Proposal 1 - Election of Trustees.  For the shareholders
of each Trust, to elect eight new members to the Board of Trustees of that Trust to replace the current Trustees of the Trust.

2.	Proposal 2 - Proposed Management Agreements.  For
the shareholders of each of the Smith Breeden Short
Duration U.S. Government Fund, Smith Breeden
Intermediate Duration U.S. Government Fund, and
Smith Breeden U.S. Equity Market Plus Fund (the
"Funds"), to approve the proposed management agreements between each Trust, on behalf of each Fund, and The Managers Funds LLC ("Managers"), as described in the attached Proxy Statement.

3.	Proposal 3 - Proposed Subadvisory Agreements.  For
the shareholders of each Fund, to approve the proposed subadvisory agreement between Managers and Smith
Breeden Associates, Inc., as described in the attached
Proxy Statement.

4.	Proposal 4 - Amendment to the Trusts' Declarations of
Trust. For the shareholders of each Trust (with the shareholders of both Funds of the Series Trust voting together as a single class), to approve the proposed amendment to the Trusts' Declarations of Trust to facilitate the future merger of the Funds into the Managers fund complex, as described in the attached
Proxy Statement.

5.	Proposal 5 - Future Subadviser Changes Without
Shareholder Approval. For the shareholders of each Fund, to approve a proposal with respect to the future operations of each Fund whereby each Fund may, from time to time, to the extent permitted by an exemption granted by the Securities and Exchange Commission, permit the adviser to enter into new or amended management agreement(s) with subadviser(s) with respect to each Fund without obtaining shareholder approval of such agreement(s), and to permit such subadviser(s) to manage the assets of each Fund pursuant to such management agreement(s), as described in the attached Proxy Statement.

6.	Other Business.  For all shareholders to consider and
act upon such other matters as may properly come before the Meeting.

Shareholders of record as of the close of business on __________, 2000 will be entitled to notice of and to vote at the Meeting or any adjournment thereof. If you attend the Meeting, you may vote your shares in person. EVEN IF YOU EXPECT TO ATTEND THE
MEETING, PLEASE COMPLETE, DATE, SIGN, AND RETURN
THE ENCLOSED PROXY CARD(S) IN THE ENCLOSED POSTAGE-
PAID ENVELOPE. Any shareholder present at the Meeting may vote personally on all matters brought before the Meeting and, in that event, such shareholder?s proxy will not be used.

__________
__________
_
Secretary
June __, 200


Smith Breeden
Short Duration
U.S. Government
Fund
Smith Breeden
Intermediate
Duration U.S.
Government
Fund Smith
Breeden U.S.
Equity Market
Plus Fund




	SMITH BREEDEN SERIES FUND
	SMITH BREEDEN TRUST
	100 Europa Drive, Suite 200
Chapel Hill, NC 27514




	____________________

	PROXY STATEMENT
	____________________



The enclosed proxies are solicited by the Board of Trustees (the "Board") of Smith Breeden Series Fund (the "Series Trust") and Smith Breeden Trust (the "SB Trust," and together with the Series Trust, the "Trusts") for use at the special meeting of shareholders (the "Meeting") to be held at the offices of the Trusts, 100 Europa Drive, Suite 200, Chapel Hill, NC 27514, at _____ a.m. (Chapel Hill time) on [DAY], July __, 2000, and at any adjournment thereof. Shareholders of record at the close of business on __________, 2000 (the "Record Date") are entitled to vote at the Meeting or any adjourned session. These proxy materials are being mailed, or otherwise being made available, to shareholders on or about June __, 2000.

The Trusts are open-end management investment companies organized in 1991 as business trusts under the laws of Massachusetts. The shares of the Series Trust are divided into two series of shares, each of which represents interests in one of the following funds: Smith Breeden
Short Duration U.S. Government Fund and Smith Breeden
Intermediate Duration U.S. Government Fund. The shares of the SB Trust are represented by one series of shares, which represents interests in the Smith Breeden
U.S. Equity Market Plus Fund. These funds are referred to herein as the "Funds."

As of the Record Date, each Fund had the total number of outstanding shares reflected in Appendix A.
Each shareholder is entitled to one vote for each full share and a fractional vote for each fractional share outstanding on the books of the Funds in the name of the shareholder or his or her nominee on the Record Date. If you own shares of more than one Fund, you should sign and return a proxy card for each Fund of which you are a shareholder; for example, if you own shares of the Smith Breeden Short Duration U.S. Government Fund and shares of the Smith Breeden Intermediate Duration U.S. Government Fund, you should sign and return the enclosed proxy cards for each of those Funds. A different proxy card is enclosed for each Fund in which you are a shareholder. You should sign and return each of the cards.

Timely, properly executed proxies will be voted as you instruct. If no specification is made with respect to a proposal, shares will be voted in accordance with the recommendation of the Trustees. At any time before it has been voted, the enclosed proxy may be revoked by the signer by a written revocation received by the Secretary of the relevant Trust, by properly executing a later-dated proxy, or by attending the Meeting and voting in person.

Solicitation of proxies by personal interview, mail, and telephone may be made by officers and Trustees of the Trusts and officers and employees of Smith Breeden Associates, Inc., a Kansas corporation that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("SBA"), its affiliates and other representatives of the Trusts. The Trusts have retained
[NAME OF FIRM] ("FIRM"), [ADDRESS OF FIRM], to aid in the solicitation of proxies. The costs of retaining [FIRM] and other expenses incurred in connection with the solicitation of proxies, the costs of holding the Meeting, and other expenses associated with obtaining the approval of the Funds and their shareholders, will not be borne by any of the Funds, but rather will be borne in equal amounts by SBA and The Managers Funds LLC
("Managers").

The Trusts will furnish to you upon request, without charge, a copy of the annual report for any Fund for that Fund's most recent fiscal year and a copy of any Fund's semi-annual report for any subsequent semi-annual period. Please direct any such requests by telephone to the Trusts at 800-221-3137 or by writing to the Trusts at 100 Europa Drive, Suite 200, Chapel Hill, NC 27514.


I.	OVERVIEW - THE SBA/MANAGERS TRANSACTION

The matters presented for approval at the Meeting have arisen in connection with the transactions (collectively, the "SBA/Managers Transaction") contemplated by an asset purchase agreement (together with related documents, the "Purchase Agreement") among SBA, Managers, and
Affiliated Managers Group, Inc., the indirect parent of Managers ("AMG"), pursuant to which Managers has agreed to purchase certain assets of SBA related to its management of the Funds and assume stated contractual liabilities.

As contemplated by the Purchase Agreement, SBA has agreed to cooperate with Managers to obtain the approvals necessary:
(1) to cause Managers to be appointed as investment adviser to each Fund (Proposal 2); (2) to cause SBA to be appointed as the subadviser (the "Subadviser") to each Fund (Proposal 3); (3) to cause Managers to be appointed as distributor to each Fund; (4) to cause certain other third-party service providers to be appointed with respect to each Fund; (5) to cause the shareholders of each Fund to elect as trustees certain individuals mutually agreeable to the parties (the "Nominees") (Proposal 1); (6) to cause the respective Agreement and Declarations of Trust of the Trusts to be amended so that the name of each Fund and each Trust is changed to reflect its proposed relationship with Managers; and (7) to cause the shareholders of each Trust to approve certain changes to its Declaration of Trust to permit the Trustees of the Trusts to cause each Fund to merge without shareholder approval into an Acquiring Fund (as defined below) if certain conditions are satisfied (Proposals 4 and 5). The matters listed in the foregoing clauses (1) to (7) are sometimes referred to herein as the "Restructuring Matters."

After the consummation of the SBA/Managers
Transaction and the implementation of the Restructuring
Matters, it is expected that each Fund will be merged at an administratively convenient time into one of three newly established series (each, an "Acquiring Fund") of a no-load mutual fund family sponsored by Managers. Each such merger (a "Future Merger") would be accomplished by contributing the assets and liabilities of the relevant
Fund to the corresponding Acquiring Fund in exchange for shares of the Acquiring Fund. The Future Mergers would be accomplished pursuant to the power of the relevant Trustees afforded by the proposed amendment to the Declarations of Trust and without further shareholder approval. Such Future Mergers, however, would be subject to a number of conditions, including requirements that (i) each Acquiring Fund would have investment policies that do not differ materially from those of the Fund merging into it, (ii) Managers would be the adviser of the Acquiring Funds, (iii) SBA would be the Subadviser of the Acquiring Funds, pursuant to the subadvisory agreements between SBA and Managers relating to each Fund, and would be responsible for the day-to-day portfolio management of the Acquiring Funds,
(iv) the trustees of the Acquiring Funds would be the same as the Trustees of the corresponding Fund immediately prior to the Future Merger, and (v) the management fees and expense limits of each Acquiring Fund would be the same as those of the corresponding Fund.

As consideration for the assets acquired and covenants of SBA described above, Managers has agreed to pay SBA up to $3 million in cash at the closing of the SBA/Managers Transaction, subject to a downward adjustment of up to $3 million depending on the amount of net assets in the Funds as of the consummation of the SBA/Managers Transaction. In the event of a downward adjustment, the amount of the downward adjustment may be recouped by SBA on the third anniversary of the closing of the SBA/Managers Transaction if the net assets of the Funds (or the Acquiring Funds, as the case may be) have increased in accordance with a specified schedule.
The Purchase Agreement also provides that additional consideration would be paid in the future, which additional consideration could be as much as $4 million if assets grow to certain target levels. Accordingly, the maximum consideration payable to SBA is $7 million and is subject to the growth of assets in the future.

In addition, the Purchase Agreement provides that if SBA is approved as Subadviser of the Funds pursuant to the subadvisory agreements for each Fund described in Proposal 3 (the "Proposed Subadvisory Agreements"), and if SBA is terminated during the term of the Proposed
Subadvisory Agreements by Managers without cause (as defined in the Purchase Agreement), then Managers' obligation to pay a portion of the additional consideration described above would become fixed. As a result, Managers would have to pay such portion of the additional consideration if it terminates SBA without cause (as defined in the Purchase Agreement). For these purposes, the Purchase Agreement defines "cause" to include, among other things, unsatisfactory investment performance and departure of key personnel.

The consummation of the SBA/Managers
Transaction is contingent upon receiving approval of the Restructuring Matters from the Board and/or shareholders of the Funds, as the case may be, and on the annualized gross run-rate revenues (not taking into account any waivers) of the transferred business being at least a specified level as of the closing date. Other conditions precedent to the closing of the SBA/Managers Transaction include, among other things, that all regulatory filings, applications, and notifications have been duly and properly made or obtained and the absence of any material adverse changes to SBA or the Funds. The Future
Mergers are not a condition precedent to the consummation of the SBA/Managers Transaction.

Both Managers and SBA have covenanted to use their reasonable best efforts to cause the SBA/Managers
Transaction to fit within the safe harbor provided by
Section 15(f) of the Investment Company Act of 1940, as amended (the "1940 Act"), which permits an investment adviser to receive a benefit in connection with the assignment of an investment advisory contract if the conditions specified in such statutory provisions are satisfied. The conditions specified by Section 15(f) include (i) that the SBA/Managers Transaction cannot place an "unfair burden" on shareholders of the Funds and (ii) that 75% of the Board of Trustees of the Trusts
(or of the Board of Trustees of Managers Trust if the Future Mergers are effected) must be Trustees who are not considered interested persons of SBA or Managers under the 1940 Act for a period of three years from the consummation of the SBA/Managers Transaction.

	If the SBA/Managers Transaction is not
consummated for certain specified reasons, SBA is prohibited from directly or indirectly soliciting, negotiating, or entering into an agreement with any person other than Managers relating to the possible acquisition of any direct or indirect interest in SBA or its assets for a period of three months after the termination of the Purchase Agreement.

	The closing of the SBA/Managers Transaction is expected to take place promptly after the Meeting.


II.	PROPOSAL 1:  ELECTION OF NOMINEES
AS TRUSTEES OF THE TRUSTS

The Board of the Trusts has nominated the Nominees for election to the Board of the Trusts and, under this Proposal, shareholders of the Funds are being asked to elect each of these Nominees, such election to be effective on the resignation of the current trustees of the Trusts, Douglas T. Breeden, Michael J. Giarla, Stephen
M. Schaefer, Myron S. Scholes, and William F. Sharpe
(the "Current Trustees"). Pertinent information about each Nominee, which information was provided by Managers, is set forth below. Each Nominee has indicated a willingness to serve if elected. If elected, each Nominee will hold office until his or her successor is elected and qualified. Each of the Current Trustees will resign their positions on the Board of the Trusts upon consummation of the SBA/Managers Transaction if the Nominees are elected by the shareholders and the SBA/Managers Transaction is consummated. If the Nominees are elected and the SBA/Managers Transaction is consummated, the Nominees will constitute the "New
Board."

Information Regarding Nominees

In evaluating the Nominees, the Current Trustees took into account the Nominees' background and experience with The Managers Funds, a Massachusetts business trust ("Managers Trust"), and, as applicable, their experience with Managers AMG Funds. Below are the names, ages, business experience during the past five years, and other directorships of the Nominees (as furnished to the Trusts). Each of the Nominees is a current member of the Board of Managers Trust. An asterisk (*) has been placed next to the name of the only
Nominee who would be considered an "interested person," as defined in the 1940 Act, by virtue of that person's affiliation with any of the Funds or Managers.




NAME AND AGE


ADDRESS, PRINCIPAL OCCUPATION
AND OTHER INFORMATION
SHARES OWNED
BENEFICIALLY
AND % OF FUNDS [(1)]

Jack W. Aber  (62)
595 Commonwealth Ave., Boston,
MA  02215.
Professor of Finance, Boston
University School
of Management since 1972.
[none]
William E. Chapman, II  (58)
380 Gulf of Mexico Drive, Longboat
Key, FL  34228.	[none]
President & Owner, Longboat
Retirement Planning
Solutions.  From 1990 to 1998,
variety of positions
with Kemper Funds, most recently
President of the Retirement Plans
Group.

Sean M. Healey* (39)
Two International Place, 23rd Floor,
Boston, MA  02110.
President and Chief Operating Officer
of AMG since 1999.
Executive Vice President of AMG
from 1995 to 1999.
[none]
Edward J. Kaier  (54)
1100 One Penn Center, Philadelphia,
PA  19103.
Partner, Hepburn Willcox Hamilton
& Putnam since 1977.
[none]
Madeline H. McWhinney  (78)
24 Blossom Cove Road, Red Bank,
New Jersey  07701.
From 1977 to 1994, President of
Dale, Elliott &
Company, Inc.  Member of the
Investment Committee,
New Jersey Supreme Court since
1990.
[none]
Steven J. Paggioli  (50)
915 Broadway, Suite 1605, New
York, NY  10010.
Executive Vice President and Director
of
The Wadsworth Group since 1986.
Vice President,
Secretary, and Director of First Fund
Distributors, Inc.,
since 1991.  Executive Vice
President, Secretary, and Director
of Investment Company
Administration, LLC since 1990.
Trustee of Professionally Managed
Portfolios since 1991.
[none]
Eric Rakowski  (41)
1535 Delaware Street, Berkeley, CA
94703-1281.		[none]
Professor, University of California at
Berkeley
School of Law since 1990.

Thomas R. Schneeweis  (53)
10 Cortland Drive, Amherst, MA
01002.
Professor of Finance, University of
Massachusetts since
1985.  Managing Director of CISDM
at the University
of Massachusetts since 1994.
[none]
[(1) Except as otherwise indicated, shares beneficially owned by the person constitute less than 1% of the outstanding shares of each Fund.]

For comparable biographical information regarding the Current Trustees and principal executive officer of the Trusts, see Appendix B of this Proxy Statement.

Information Regarding the Current Trustees of the
Trusts

Each Current Trustee who is not an officer or affiliate of the Trusts or SBA receives an aggregate annual fee of $38,750 for services rendered as a Trustee, as well as a fee of $_____ for each meeting attended in person and a fee of $_____ for _____________. Each Trustee is also reimbursed for out-of-pocket expenses incurred as a Trustee. The following table sets forth information concerning fees paid during the Trusts? fiscal year ended
__________ to each Current Trustee during such fiscal year. An asterisk (*) has been placed next to the name of each Trustee who would be considered an "interested person," as defined in the 1940 Act, by virtue of that person's affiliation with any of the Funds or SBA.





Name
Aggregate Compensation
from Trusts
Pension or Retirement Benefits Accrued as Part of Trust Expenses
Estimated Annual Benefits Upon Retirement

Total Compensation from Trusts Paid to Trustee

Douglas T. Breeden*

$0

None

N/A

$0

Michael J. Giarla*

$0

None

N/A

$0

Stephen M. Schaefer

$70,000

None

N/A

$70,000

Myron S. Scholes

$70,000

None

N/A

$70,000

William F. Sharpe

$70,000

None

N/A

$70,000

As of the Record Date, the Trusts believe that the officers, Current Trustees, and Nominees as a group owned less than 1% of the outstanding shares of each Fund.

During the fiscal year ended March 31, 2000, the Trusts had __________ Board meetings. With respect to such fiscal year, each Current Trustee attended [100%] of the meetings of the Board and committees on which the Current Trustee served during his tenure [, with the exception of __________, who attended _____% of such meetings.] [any committees?]

Managers has advised the Trusts that if the Nominees are elected, the annual fees for the New Board are anticipated to be reduced and will represent a pro-rata share of the New Board's fees paid by each of the Funds, based on each Fund's average net assets as a percentage of the average net assets of all the funds encompassing the Trusts and Managers Trust. On this basis, annual fees are expected to be $_________ per Trustee. Trustees would continue to be reimbursed for any expenses incurred in attending meetings of the Trusts and for other incidental expenses. The Trustees' fees are subject to the approval of the Board upon its election; shareholders are not being asked to vote on these fees. Thereafter, Board fees may be reviewed periodically and changed by the Board.

In the event that the SBA/Managers Transaction is not consummated, the Current Trustees are expected to remain in office, and the Nominees would not become
Trustees of the Trusts even if elected by the shareholders.

Vote Required

For the election of each Nominee for the Board of each Trust, the affirmative vote of a plurality of votes cast at the Meeting, in person or by proxy, and with all series of a Trust voting together as a single class, is necessary.

THE BOARD OF THE TRUSTS, INCLUDING
ITS TRUSTEES WHO ARE NOT CONSIDERED
INTERESTED PESONS UNDER THE 1940 ACT
("INDEPENDENT TRUSTEES"), HAS
CONSIDERED THE NOMINEES AND
RECOMMENDS THAT SHAREHOLDERS VOTE
"FOR" ALL OF THE NOMINEES UNDER
PROPOSAL 1.


III.	PROPOSAL 2:  APPROVAL OR DISAPPROVAL OF THE PROPOSED
MANAGEMENT AGREEMENTS

The Board is proposing to replace SBA,
100 Europa Drive, Suite 200, Chapel Hill, NC 27514, with Managers, 40 Richards Avenue, Norwalk, CT
06854, as the investment adviser (the "Adviser") of the Funds, with SBA serving as Subadviser of the Funds.

On May 9, 2000, the Board, including a majority of the Independent Trustees, voted to approve a new management agreement between the relevant Trust, on behalf of each Fund, and Managers (the "Proposed
Management Agreements") subject to the approval of the shareholders of the Funds sought herein. The Proposed
Management Agreements would supersede the current investment advisory agreements, each dated August 1, 1994, between SBA and the relevant Trust on behalf of each of the Funds (the "Current Management
Agreements"), effective upon the date the SBA/Managers
Transaction is consummated. The description of the Proposed Management Agreements set forth below is qualified in its entirety by reference to the form of Proposed Management Agreement, which is attached hereto as Exhibit 1.

The Current Management Agreements were last submitted to a vote of shareholders of each Fund on June
20, 1994, for the purpose of raising the management fees of the Funds. Under the Current Management
Agreements, the advisory fees paid by each Fund during the past fiscal year are presented in the table below.



Fund	Total Advisory Fee
Paid By Fund During Past Fiscal Year

Smith Breeden Short Duration U.S. Government Fund

Smith Breeden Intermediate Duration U.S. Government Fund

Smith Breeden U.S. Equity Market Plus Fund


In approving the Proposed Management
Agreements, the Board took into account the fact that Managers informed the Trusts that it intends to make the same undertaking that SBA has made with respect to the expenses of each Fund, as described in footnote 3 on pages 4 and 8 of the Funds' Prospectus dated
February 2, 2000. Such undertaking would be for the period ending March 31, 2001 and would be voluntary.
In addition, during the course of the Trustees' evaluation of the proposals, Managers agreed that for the two-year period following Managers' appointment as adviser, Managers would waive its fees and/or bear expenses of each Fund to the extent necessary to cause the daily accrual of total expenses of that Fund to be at the annual rates of 0.88% for the Smith Breeden Intermediate
Duration U.S. Government Fund, 0.78% for the Smith
Breeden Short Duration U.S. Government Fund, and
0.88% for the Smith Breeden U.S. Equity Market Plus
Fund (the "Expense Commitment").  The Expense
Commitment for any given Fund would not apply, however, on any day that the total assets of that Fund are below $50 million or if the shareholders of that Fund approve a new investment advisory agreement or a merger of that Fund into another mutual fund. The assets of the Funds as of May __, 2000 are [$188.1 million], [$28.1 million], and [$34.6 million] for the Smith Breeden U.S.
Equity Market Plus Fund, the Smith Breeden Intermediate
Duration U.S. Government Fund, and the Smith Breeden
Short Duration U.S. Government Fund, respectively.

In reviewing the Proposed Management
Agreements, the Board considered a number of factors, including (i) the experience of Managers and its personnel with the Managers fund complex, (ii) the fact that the management fees under the Proposed Management
Agreements are identical to those imposed by the Current
Management Agreements, (iii) the Expense Commitment,
(iv) the fact that SBA will, assuming shareholder approval of Proposal 3, continue to serve the Funds in an investment advisory capacity pursuant to the Proposed
Subadvisory Agreements, (v) the benefits to the Funds of the economies of scale and the greater marketing resources offered by Managers, (vi) the resources and experience of Managers in providing service to shareholders of the existing funds in the Managers fund complex, (vii) the reduced economic incentives for SBA, given the proposed level of fees for SBA under the Proposed Subadvisory Agreements, (viii) the economic disincentives for Managers to terminate SBA other than for "cause" during the first five years that SBA serves as Subadviser to each Fund, (ix) the possible incentives for SBA afforded by the potential for payments of deferred purchase price if the assets of the Funds grow during such period, (x) the ability of Managers and SBA to retain and attract qualified personnel, (xi) Managers' experience in connection with inspections by relevant regulatory authorities, and (xii) results of financial audits of Managers Trust.

Description of the Proposed Management Agreements

The Proposed Management Agreements, together with the Proposed Subadvisory Agreements described below and the Administrative Services Agreement approved by the Trustees of the Trusts, provide for substantially similar services and fees as those provided under the Current Management Agreements. The
Proposed Management Agreements provide that, subject to the general supervision of the Trustees, Managers will provide a continuous investment program for the Funds and determine the composition of the assets of the Funds, including the determination of the purchase, retention, or sale of securities, cash, and other investments for the Funds. During the term of the Proposed Management Agreements, Managers will pay all expenses incurred by it in connection with its activities under the Proposed Management Agreements, including fees payable to subadvisers, salaries and expenses of the officers and trustees of the Funds who are employees of Managers or its affiliates, and office rent of the Funds; but each Fund will be responsible for all other expenses of its operation, including among others brokerage commissions, interest, legal fees and expenses of attorneys, and fees of auditors, transfer agents, dividend disbursement agents, custodians, and shareholder servicing agents. Managers will provide such services in accordance with the Funds' investment objectives, investment policies, and investment restrictions as stated in the registration statement of the Trusts filed with the Securities and Exchange Commission (the
"SEC"), as supplemented and amended from time to time.
 The provision of investment advisory services by Managers to the Funds will not be exclusive under the terms of the Proposed Management Agreements, and Managers will be free to, and will, render investment advisory services to others.

The Proposed Management Agreements provide that they will, unless sooner terminated as described below, continue in effect for a period of two years from their effective date and will continue from year to year thereafter with respect to each Fund, so long as such continuance is approved at least annually (i) by the vote of a majority of the Board of Trustees of the relevant Trust or (ii) by the vote of a majority of the outstanding voting securities of the relevant Fund (as defined in the 1940
Act), and provided that in either event they are also approved by the vote of a majority of the Independent Trustees of the relevant Trust. Each Proposed
Management Agreement provides that it may be amended only in accordance with the 1940 Act and that it terminates automatically in the event of its assignment (as defined in the 1940 Act).

The Proposed Management Agreements may be terminated at any time, without the payment of any penalty, (i) by the relevant Trust by vote of a majority of its Board of Trustees, (ii) by vote of a majority of the outstanding voting securities of the relevant Trust, or (iii) with respect to any Fund, by vote of a majority of the outstanding securities of such Fund, upon 60 days? written notice to Managers. The Proposed Management
Agreements may be terminated by Managers upon 60 days? written notice to the Trust.

The Proposed Management Agreements provide that, except as may otherwise be required by the 1940 Act or the rules thereunder, Managers shall not be subject to any liability for any act or omission connected with services rendered under the Proposed Management
Agreements or for any losses that may be sustained in the purchase, holding, or sale of any security, except by reason of Managers? willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of Managers' reckless disregard of its obligations and duties under the Proposed Management Agreements.

Under the Proposed Management Agreements, an advisory fee based on the average daily net assets of each Fund is payable by such Fund to Managers on a monthly basis as compensation for all services rendered, facilities furnished, and expenses borne by Managers, at the annual rates set forth in the table below, which are the same as the annual advisory fee rates for the Funds under the Current Management Agreements.



Fund

Annual Advisory Fee Rate	Total Advisory Fee
Paid By Fund During Past Fiscal Year

Smith Breeden Short Duration U.S. Government Fund
 .70%

Smith Breeden Intermediate Duration U.S. Government Fund
 .70%

Smith Breeden U.S. Equity Market Plus Fund
 .70%


As indicated above, if the SBA/Managers
Transaction is consummated, Managers and Managers
Trust will enter into the Expense Commitment. Under the Expense Commitment, for a period of two years after such consummation, Managers would waive its fees and/or bear expenses of each Fund (including administrative fees and distribution expenses for the Fund, but excluding interest, taxes, brokerage commissions, and other costs incurred in connection with portfolio securities transactions, organizational expenses, and other capitalized expenditures and extraordinary expenses) to the extent necessary to cause the daily accrual of total expenses of that Fund to be at the annual rates of 0.88% for the Smith Breeden Intermediate Duration U.S.
Government Fund, 0.78% for the Smith Breeden Short
Duration U.S. Government Fund, and 0.88% for the
Smith Breeden U.S. Equity Market Plus Fund.  The
Expense Commitment for any given Fund would not apply, however, on any day that the total assets of that Fund are below $50 million or if the shareholders of that Fund approve a new investment advisory agreement or a merger of that Fund into another mutual fund.

Information about Managers (as furnished to the Trusts by Managers)

 Managers is organized as a Delaware limited liability company. As of May 19, 2000, Managers managed and/or administered 10 open-end investment companies with combined assets of approximately $3.5 billion. Managers does not serve as investment adviser or subadviser to any investment company that has investment objectives similar to those of the Funds.

Certain information regarding the principal executive officers of Managers is set forth below. The address of each person is 40 Richards Avenue, Norwalk, CT 06854.



NAME AND AGE	POSITION WITH
MANAGERS	PRINCIPAL
OCCUPATION FOR LAST 5 YEARS

Peter M. Lebovitz  (45)




Donald S. Rumery  (41)





Thomas G. Hoffman (37)

President




Chief Financial Officer





Director of Research
President of Managers since [April 1999].  From September 1994 to
April 1999, Vice President and Managing Director of Managers.

Director of Operations of Managers since April 1999.  From
December 1994 to April 1999, Chief Financial Officer of Managers.

Director of Research of Managers since April 1999.  From
September 1994 to April 1999, Senior Investment Analyst of
Managers.

	No persons currently act as both officers or Trustees of the Trusts and officers or directors of Managers.

The effectiveness of this Proposal is conditioned on the consummation of the SBA/Managers Transaction.
Accordingly, in the event that the SBA/Managers
Transaction is not consummated, the Current Management
Agreements would remain in effect, and SBA would continue to serve as adviser of the Funds, even if the Proposed Management Agreements are approved by shareholders.

Vote Required

Shareholders of each Fund will vote on the approval or disapproval of the Proposed Management Agreements only with respect to that Fund. Adoption of this Proposal 2 for each Fund will require the approval of a "vote of a majority of the outstanding voting securities" of the Fund, as defined in the 1940 Act. Under the 1940 Act, a "vote of a majority of the outstanding voting securities" of each Fund is defined as the lesser of (i) 67% of the Fund?s outstanding shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy or (ii) more than 50% of the Fund?s outstanding shares.

THE BOARD, INCLUDING ITS
INDEPENDENT TRUSTEES, HAS CAREFULLY
REVIEWED PROPOSAL 2 AND BELIEVES THAT
IT IS IN THE BEST INTERESTS OF THE
SHAREHOLDERS OF THE FUNDS.  THEREFORE,
THE BOARD UNANIMOUSLY RECOMMENDS
THAT THE SHAREHOLDERS OF THE FUNDS
VOTE TO APPROVE PROPOSAL 2.


IV.	PROPOSAL 3:  APPROVAL OR
DISAPPROVAL OF SUBADVISORY
AGREEMENTS

In connection with the replacement of SBA by Managers as Adviser of the Funds, the Trustees recommend that SBA be appointed as Subadviser for each of the Funds. Accordingly, this Proposal seeks the approval of the shareholders of the Funds for the Proposed Subadvisory Agreements. SBA currently serves as investment adviser to the Funds, so the Proposed
Subadvisory Agreements will allow SBA to continue to provide investment advisory services to the Funds pursuant to the terms of the Proposed Subadvisory
Agreements. The description of the Proposed Subadvisory
Agreements set forth below is qualified in its entirety by reference to the form of Proposed Subadvisory
Agreement, which is attached hereto as Exhibit 2.

The Proposed Subadvisory Agreements provide that, subject to the general supervision of the Board of the relevant Trust and Managers, SBA shall manage the composition of each of the Funds, including the determination of the purchase, retention, or sale of securities, cash, and other investments for the Funds.
Under the Proposed Subadvisory Agreements, SBA is required to provide such services in accordance with each Fund?s investment objectives, investment policies, and investment restrictions as stated in the relevant registration statement filed with the SEC, as supplemented and amended from time to time. The provision of investment advisory services by SBA to the Funds will not be exclusive under the terms of the Proposed Subadvisory
Agreements, and SBA will be free to, and will, render investment advisory services to others.

The Proposed Subadvisory Agreements provide that they will, unless sooner terminated as described below, continue in effect for a period of two years from their effective date and will continue thereafter with respect to each Fund, so long as such continuance is approved at least annually (i) by the vote of a majority of the Board of the relevant Trust or (ii) by the vote of a majority of the outstanding voting securities of the relevant Fund (as defined in the 1940 Act). The Proposed
Subadvisory Agreements provide that they may be amended only in accordance with the 1940 Act and that they terminate automatically in the event of their assignment (as defined in the 1940 Act).

The Proposed Subadvisory Agreements may be terminated: (i) by Managers at any time, without payment of a penalty, upon notice to SBA and the relevant Trust,
(ii) at any time, without payment of a penalty, by the relevant Trust or a majority of the outstanding voting securities of the Fund, or (iii) by SBA at any time, without payment of a penalty, upon 30 days? notice to Managers and the relevant Trust. As noted previously, certain economic disincentives for Managers exist should Managers terminate SBA other than for "cause" during the first five years that SBA serves as Subadviser to each Fund.

The Proposed Subadvisory Agreements provide that SBA shall not be subject to any liability for any act or omission, error of judgment, or mistake of law or for any loss suffered by Managers or the relevant Trust in connection with the Proposed Subadvisory Agreements, except by reason of SBA's willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of SBA's reckless disregard of its obligations and duties under the Proposed Subadvisory Agreements.

Under the Proposed Subadvisory Agreements, a subadvisory fee is calculated daily based on the daily net assets of each Fund and is payable by Managers to SBA on a monthly basis as compensation for all services rendered and expenses borne by SBA, at the annual subadvisory fee rates set forth in the table below.


Fund

Annual Subadvisory Fee Rate

Smith Breeden Short Duration Fund

0.05% through the first anniversary of the Proposed Subadvisory Agreement for the Fund and 0.10% thereafter; provided, however, that if on any date after the first anniversary of the Proposed Subadvisory Agreement for the Fund, the gross annualized fee received by Managers under the Proposed Management Agreement is less than $403,200, then such annual fee rate shall be reduced to 0.05% of the Fund?s daily net assets for that day.

Smith Breeden Intermediate Duration Fund

0.05% through the first anniversary of the Proposed Subadvisory Agreement for the Fund and 0.10% thereafter; provided, however, that if on any date after the first anniversary of the Proposed Subadvisory Agreement for the Fund, the gross annualized fee received by Managers under the Proposed Management Agreement is less than $325,800, then such annual fee rate shall be reduced to 0.05% of the Fund?s daily net assets for that day.

Smith Breeden U.S. Equity Market Plus Fund

0.05% through the first anniversary of the Proposed Subadvisory Agreement for the Fund and 0.20% thereafter; provided, however, that if on any date after the first anniversary of the Proposed Subadvisory Agreement for the Fund, the gross annualized fee received by Managers under the Proposed Management Agreement is less than $1,365,300, then such annual fee rate shall be reduced to 0.15% of the Fund?s daily net assets for that day.

Pursuant to the Proposed Subadvisory Agreements,
SBA agrees that if Managers has waived all or a portion of the advisory fee payable by Managers Trust with respect to a Fund, or if Managers has agreed to pay or reimburse the relevant Trust for expenses of a Fund above a certain level, SBA will, upon request by Managers, waive a pro-rata share of the subadvisory fee payable to SBA pursuant to the Proposed Subadvisory Agreements, or reimburse the relevant Trust for a pro-rata share of such expenses, so that the amount of expenses waived or borne by SBA will bear the same ratio to the total amount of the subadvisory fees payable pursuant to the Proposed
Subadvisory Agreement with respect to such Fund as the amount waived or borne by Managers bears to all fees payable to the Adviser pursuant to the Proposed
Management Agreement relating to such Fund.

The effectiveness of this Proposal 3 is conditioned on the approval of the Proposed Management Agreements pursuant to Proposal 2 and the consummation of the SBA/Managers Transaction. Accordingly, in the event that the SBA/Managers Transaction is not consummated, SBA will remain as Adviser of the Funds pursuant to the Current Management Agreements, even if the Proposed
Subadvisory Agreements are approved by the shareholders.

Vote Required

Shareholders of each Fund will vote only on the approval or disapproval of the Proposed Subadvisory Agreement with respect to that Fund. Adoption of this Proposal 3 for each Fund will require the approval of a "vote of a majority of the outstanding voting securities" of the Fund, as defined in the 1940 Act. Under the 1940
Act, a "vote of a majority of the outstanding voting securities" of each Fund is defined as the lesser of (i) 67% of the Fund's outstanding shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy or (ii) more than 50% of the Fund?s outstanding shares.

THE BOARD, INCLUDING ITS
INDEPENDENT TRUSTEES, HAS CAREFULLY
REVIEWED PROPOSAL 3 AND BELIEVES THAT
IT IS IN THE BEST INTERESTS OF THE
SHAREHOLDERS OF THE FUNDS.  THEREFORE,
THE BOARD UNANIMOUSLY RECOMMENDS
THAT THE SHAREHOLDERS OF EACH FUND
VOTE TO APPROVE PROPOSAL 3.


V.	PROPOSAL 4:  APPROVAL OR DISAPPROVAL OF AN AMENDMENT
TO THE TRUSTS' DECLARATIONS OF TRUST

In connection with the SBA/Managers Transaction and the Future Mergers, the Board of the Trusts recommends that shareholders approve the following amendment to the Trusts' Declarations of Trust:

That Section 5 of Article IX of the Smith
Breeden Trust's Agreement and Declaration of Trust (as amended) and Section 8.4 of the Smith Breeden Series Fund's
Agreement and Declaration of Trust (as
amended and restated) are each further
amended by adding the following at the end of each such Section:

In addition to the foregoing, any Series of the Trust (the "Relevant Series") may merge or consolidate with or into, and may transfer substantially all of its assets and liabilities to, another series of any other registered investment company (the
"Surviving Fund") upon the approval of a majority of the Trustees (such a transaction being referred to herein as a "Merger"), subject however to the following conditions: (1) the investment advisory and subadvisory arrangements, including any commitments by the Surviving Fund's investment adviser(s) with respect to total expenses, are identical to those of the Relevant Series, except that such arrangements may allow the appointment of additional subadviser(s) for a portion of the Surviving Fund's assets; (2) the board of directors or trustees of the Surviving Fund is the same as the Trustees of the Trust; (3) the directors/trustees of the Surviving Fund make a finding that the levels of service provided by the Surviving Fund are as high or higher than the levels of service for the Relevant Series; (4) the Merger is effected as a tax-free reorganization to the Fund and its shareholders under the Internal Revenue
Code; (5) the Merger is effected in
conformity with the requirements of Rule
17a-8 under the 1940 Act that the Merger be in the best interests of the Relevant
Series' shareholders and that it not result in any dilution of those shareholders' interests; (6) in approving the Merger, the Trustees who are not "interested persons" of the Trust (within the meaning of the 1940 Act) consult with counsel who is not representing the Relevant Series' investment adviser(s) with respect to the Merger (although such counsel may belong to the same firm that represents such investment adviser(s)); (7) the costs of the Merger are borne by parties other than the Relevant Series or the Surviving Fund;
(8) that the Surviving Fund commits that for at least three years from the date of any transaction (i) occurring prior to the Merger, (ii) involving the Relevant Series' investment adviser, and (iii) described in
Section 15(f) of the 1940 Act, at least 75% of its directors/trustees will not be "interested persons" of the Surviving Fund as contemplated by said Section 15(f); and
(9) that the investment policies of each Surviving Fund shall not differ materially from those of the Relevant Series.

The purpose of this Proposal is to facilitate the SBA/Managers Transaction and the Future Mergers, the effect of which will be to reorganize the Funds into the Managers fund complex at an administratively convenient time. The Amendment to the Trusts' Declarations of Trust provides certain conditions that must be met before the SBA/Managers Transaction and the Future Mergers may be consummated. These conditions are designed to ensure that the Future Mergers result in changes in form, not in substance, and that any Future Merger is conducted within parameters that are designed to protect the shareholders of the Fund. For example, as previously described, Managers will waive its fees and absorb other expenses of each Acquiring Fund pursuant to the terms of the Expense Commitment to ensure that each Fund's operating expenses do not exceed its current levels for a period of two years from the SBA/Managers Transaction.
 The reference to "any transaction" in clause (8) above is intended to refer to the SBA/Managers Transaction. The exception in clause (1) above is intended to allow the Surviving Funds' subadvisory agreements to track the language currently found in the subadvisory agreements for Managers Trust.

If the SBA/Managers Transaction and the Future
Mergers are consummated, the Funds will be merged into the Acquiring Funds. As a result, Fund shareholders would then be subject to the Declaration of Trust of Managers Trust. A comparison of the Declarations of Trust of the Trusts and Managers Trust is presented below.

Comparison of Declarations of Trust

Each of the Series Trust, SB Trust, and Managers
Trust is organized as a Massachusetts business trust.  The
Declarations of Trust of the Series Trust, the SB Trust, and Managers Trust are similar in certain respects, but differ in other instances. Certain provisions of these Declarations of Trust are described below.

Shareholder Vote.  The Series Trust and Managers
Trust each require a 66-2/3% shareholder vote to approve a merger, sale of assets, or similar consolidation, unless the transaction is recommended by the Trustees, in which case the approval of a majority of the outstanding shares is required. The SB Trust, on the other hand, allows the Trustees to effect a merger of the Trust if such merger is approved by a majority of the outstanding shares (as defined in the 1940 Act). In addition, the SB Trust provides that it may be terminated by vote of at least 50% of the shares of each series entitled to vote and voting separately by series. The Series Trust, on the other hand, provides that it may be terminated (i) by at least 66-2/3% of the shares of each series entitled to vote and voting separately by series or (ii) by a majority of such shares if such termination is recommended by the Trustees. The corresponding provision of the Declaration of Trust of Managers Trust provides that it may be terminated by vote of at least 66-2/3% of the shares of each series entitled to vote and voting separately by series (regardless of whether the Trustees approve such termination).

Liability and Indemnification. Each of the Trusts provides that it will indemnify shareholders and former shareholders for losses and expenses arising from liability by reason of having been a shareholder. Each of the Trusts also provides that its respective Trustees and officers shall not be liable and shall be indemnified in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties. Managers
Trust further provides that each of its Trustees shall not be liable for monetary damages for breach of fiduciary duty, except in certain enumerated circumstances.

The effectiveness of this Proposal is conditioned on the consummation of the SBA/Managers Transaction.
Accordingly, in the event that the SBA/Managers
Transaction is not consummated, this proposed
Amendment to the Declarations of Trust will not become effective, even if it is approved by the shareholders.

Vote Required

Adoption of this Proposal will require the approval of a vote of a majority of the outstanding shares of each Trust, with all series voting as a single class. This means that in the case of the Series Trust, the Smith Breeden
Short Duration U.S. Government Fund and the Smith
Breeden Intermediate Duration U.S. Government Fund will vote together as a single class.

THE BOARD HAS CAREFULLY REVIEWED
THIS PROPOSAL AND BELIEVES THAT IT IS IN
THE BEST INTERESTS OF THE SHAREHOLDERS
OF THE FUNDS.  THEREFORE, THE BOARD
UNANIMOUSLY RECOMMENDS THAT THE
SHAREHOLDERS OF EACH FUND VOTE TO
APPROVE THIS PROPOSAL.


VI.	PROPOSAL 5:  APPROVAL OR DISAPPROVAL OF A
PROPOSAL ALLOWING THE ADVISER TO CHANGE THE SUBADVISER OF
THE FUNDS WITHOUT SHAREHOLDER APPROVAL

With respect to each Fund, the Board is proposing that shareholders grant approval to permit Managers to enter into new or amended subadvisory agreements with a subadviser(s) with respect to each Fund without obtaining shareholder approval of such subadvisory agreements, and to permit such subadviser(s) to manage the assets of each Fund pursuant to such agreements. If shareholders approve this Proposal, Managers expects that it would be able to take these actions only to the extent permitted by an exemption granted to Managers and Managers Trust
(the "SEC Exemption Order"), by any similar exemption granted by the SEC, or by any applicable SEC rule.

The 1940 Act generally provides that an
investment adviser or subadviser to a mutual fund may act as such only pursuant to a written agreement that has been approved by a vote of a majority of the outstanding voting securities of the fund, as well as by a vote of a majority of the trustees of the fund who are not parties to such agreement or interested persons of any party to such agreement. Managers, however, has received the SEC
Exemption Order, which permits Managers, under specified conditions, to enter into new and amended subadvisory agreements for each fund in Managers Trust, including agreements with new subadvisers and agreements with existing subadvisers if there is a material change in the terms of the subadvisory agreement or if there is an "assignment," as defined in the 1940 Act, or other event causing termination of the existing subadvisory agreement, without obtaining the approval of the fund's shareholders of such new or amended subadvisory agreements. Such subadvisory agreements must nevertheless be approved by the trustees in accordance with the requirements of the 1940 Act. The conditions of the SEC Exemption Order include the requirement that within 60 days after entering into a new or amended subadvisory agreement without shareholder approval, each fund must provide to shareholders an information statement setting forth substantially the information that would be required in a proxy statement for a meeting of shareholders to vote on the approval of the agreement. If the SEC Exemption Order becomes applicable to the Funds by virtue of Future Mergers into Managers Trust, shareholder approval would still be required to amend the management agreement (including the Proposed Management Agreements) with respect to each Fund (including any amendment to raise the management fee or alter the Expense Commitment) or to enter into a new management agreement with Managers or any other adviser or to enter into a new subadvisory agreement with an affiliate of Managers.

The Trusts are requesting shareholder approval of this Proposal for several reasons. First, one of the premises of the funds sponsored by Managers is that Managers, as Adviser, is responsible for selecting subadvisers for each of the funds in the complex that, in Managers' view, suit the investment goals and objectives of each fund. Managers has indicated that it monitors the performance, personnel, and techniques of each of its subadvisers, and if Managers determines that a subadviser no longer satisfies the needs of the fund that it subadvises, Managers may (except as described above with respect to an affiliate of Managers) recommend replacement of that subadviser, subject only to the concurrence of the Trustees of Managers Trust. The Trusts believe that this situation is analogous to a situation where an investment adviser of a mutual fund replaces an employee who manages the fund's investment portfolio with a different portfolio manager, which action does not require shareholder approval under the 1940 Act.

Since, by its terms, the SEC Exemption Order applies only to Managers Trust, if this Proposal is approved by shareholders, Managers would have the ability to change the subadviser of each of the Funds
(including SBA) and/or to assign subadvisory responsibility for a portion of the Fund without shareholder approval if a Future Merger into Managers
Trust were to be effected pursuant to the power of the Trustees granted by the Amendment to the Declarations of Trust of the Trusts described in Proposal 4. In the alternative, further exemptive relief could be sought for the Funds themselves, allowing Managers to change subadvisers without shareholder approval. In reaching its conclusion to recommend the Proposal, the Trustees of the Trusts took into account (1) the possible interplay between this Proposal and the Trustees' new powers under such proposed Amendment to the Declaration of Trust, (2) the fact that Managers represented that it had no current intention of changing the Funds' Proposed Subadvisory
Agreements with SBA, and (3) the fact that if SBA is removed without cause during the term of the Proposed
Subadvisory Agreement relating to a Fund (or an Acquiring Fund), Managers' obligation to pay SBA the contingent portion of the purchase price pursuant to the Purchase Agreement would become fixed.

By approving the Proposal, shareholders would be agreeing to forgo any benefits associated with shareholder review of proposed subadvisory agreements, such as the ability to consider a subadviser's performance record.

In the event that this Proposal is not approved by shareholders, the shareholder approval requirement under the 1940 Act may cause each Fund's (or an Acquiring
Fund's) shareholders to incur unnecessary expenses, such as the expenses involved in holding, and soliciting proxies for, a shareholder meeting, and could hinder the prompt implementation of subadvisory changes that the Adviser believes are in the best interests of the shareholders, such as prompt engagement or replacement of a subadviser if circumstances so warrant. The Board believes that without the ability to retain a new subadviser and/or replace an existing subadviser promptly, investors' expectations may be frustrated. For instance, a Fund (or an Acquiring Fund) and its shareholders could be disadvantaged under the following circumstances: (i) where the Adviser determines to terminate a subadviser due to unsatisfactory investment performance or for another appropriate reason, (ii) where a Fund's (or an Acquiring Fund's) subadviser resigns, ceases operations or is otherwise incapable of providing management services on behalf of the Fund (or Acquiring Fund), or
(iii) where there has been an assignment of a subadvisory agreement with a current subadviser (for instance, due to a change in control of the subadviser) or some other event causing the termination of the subadvisory agreement. In many cases, these events are beyond the control of the trust, the Adviser, and the applicable Fund (or Acquiring
Fund). In such circumstances, the Adviser may determine that the Fund (or the Acquiring Fund) should retain a new subadviser or reinstate a terminated subadvisory agreement with a current subadviser. For these reasons, the Board believes that approval of the Proposal would benefit shareholders.

In reaching this conclusion, the Board considered, among other matters, that the Proposal would be beneficial to the Funds by reducing or eliminating the costs of shareholder meetings and the possible negative impact caused by a delay in replacing or hiring a new subadviser. The Board also considered that the Funds (or the Acquiring Funds) would forgo any benefits associated with shareholder scrutiny of proposed subadvisory agreements. To this end, the Board noted that, even in the absence of shareholder scrutiny and approval, any proposal to add or replace a subadviser, or to materially amend a subadvisory agreement with an existing subadviser, would nevertheless receive careful review.
First, the Adviser would assess each Fund's needs and, if it believed that the Fund would benefit from a new subadviser, the Adviser would review the relevant universe of available subadvisers. Second, any recommendations made by the Adviser would have to be approved by a majority of the relevant Trust's Board of Trustees, including a majority of the Independent
Trustees. Third, any retention of a new or replacement subadviser would have to comply with the conditions contained in the SEC Exemption Order. Fourth, as described previously, certain economic disincentives for Managers exist should Managers terminate SBA other than for "cause" during the first five years that SBA serves as Subadviser to each Fund.

Vote Required

Approval of this Proposal will require the affirmative vote of a "majority of the outstanding voting securities" of that Fund, as defined in the 1940 Act, which means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of that Fund or
(ii) 67% or more of the shares of that Fund present at the Meeting if more than 50% of the outstanding shares of that Fund are represented at the Meeting in person or by proxy.

THE BOARD HAS CAREFULLY REVIEWED
THIS PROPOSAL AND BELIEVES THAT IT IS IN
THE BEST INTERESTS OF THE SHAREHOLDERS
OF THE FUNDS.  THEREFORE, THE BOARD
UNANIMOUSLY RECOMMENDS THAT THE
SHAREHOLDERS OF THE FUNDS VOTE TO
APPROVE THIS PROPOSAL.


VII. ADDITIONAL INFORMATION

Interests and Affiliations of Certain Trustees and
Officers of the Trust

Mr. Breeden and Mr. Giarla are both officers and Trustees of the Trusts and officers of the Current Adviser.
 [any purchases or sales of SBA stock by Mr. Breeden or Mr. Giarla since beginning of past fiscal year?] By virtue of their interest in SBA, which stands to gain from the consummation of the SBA/Managers Transaction,
[Mr. Breeden and Mr. Giarla] may be deemed to have a substantial interest in shareholder approval of the Proposals because such approval is a condition to the consummation of the SBA/Managers Transaction.

Principal Underwriter

Provident Distributors, Inc., [address, city, state zip], is the principal underwriter and distributor for the Funds, and in such capacity, is responsible for distributing shares of the Funds. [The corporate parent of Provident Distributors, Inc. is _____________________.] The
Trustees of the Trusts have approved a change in the principal underwriter and distributor for the Funds effective upon the consummation of the SBA/Managers Transaction. Managers, which is the distributor for each other fund it sponsors, will become the principal underwriter and distributor for each Fund as of such date.

Administrator

The Funds do not currently have an administrator.
 The Trustees of the Trusts have approved the appointment of an administrator for the Funds effective upon the consummation of the SBA/Managers
Transaction. Managers, which is the administrator for each other fund it sponsors, will become the administrator for each Fund as of such date.

Other Matters

The holders of __________ of the shares of the Funds outstanding as of the Record Date, present in person or represented by proxy, constitute a quorum for the transaction of business by the shareholders of the Trusts at the Meeting, although it is necessary for more than 50% of the shares of the Funds to be represented at the Meeting in order for all of the Proposals to be approved. Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Trust as tellers for the Meeting. The tellers will count the total number of votes cast ?for? approval of each Proposal for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count all shares represented by proxies that reflect abstentions and ?broker non-votes? (i.e., shares held by brokers or nominees as to which (a) instructions have not been received from the beneficial owners or the persons entitled to vote and (b) the broker or nominee does not have discretionary voting power on a particular matter) as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Assuming the presence of a quorum, abstentions and broker non-votes have the effect of a negative vote on each Proposal.

In the event that a quorum is not present for purposes of acting on a Proposal, or if sufficient votes in favor of a Proposal are not received by the time of the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares present in person or represented by proxy at the session of the Meeting to be adjourned. Any Proposals for which sufficient favorable votes have been received by the time of the Meeting will be acted upon and such action will be final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other
Proposal. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of any Proposal that has not then been adopted. They will vote against any such adjournment those proxies required to be voted against each proposal that has not then been adopted and will not vote any proxies that direct them to abstain from voting on such Proposals.

Although the Meeting is called to transact any other business that may properly come before it, the only business that management intends to present or knows that others will present are the Proposals mentioned in the Notice of Special Meeting and described in this Proxy
Statement.

At the time of the preparation of this Proxy
Statement, management has not been informed of any matters that will be presented for action at the Meeting other than the Proposals listed in the Notice of Meeting.
If other matters are properly presented to the Meeting for action, the persons named in the Proxy will vote or refrain from voting in accordance with their best judgment on those matters.

The Trusts are not required to hold annual or other periodic meetings of shareholders except as required by the 1940 Act, and do not intend to do so. The next meeting of shareholders will be held at such time as the Board of Trustees of the Trusts may determine or at such time as may be legally required. Any shareholder proposal intended to be presented at such meeting must be received by the relevant Trust at its office a reasonable time prior to the meeting, as determined by the Board of Trustees, to be included in that Trust?s Proxy Statement and form of proxy relating to such meeting, and must satisfy all other federal and state legal requirements.

A Proxy may be revoked by a shareholder at any time prior to its use by written notice to the relevant
Trust, by submission of a later dated proxy, or by voting in person at the Meeting.



PLEASE COMPLETE, DATE, AND SIGN THE
ENCLOSED PROXY CARD(S) AND
RETURN IT/THEM PROMPTLY IN THE
ENCLOSED ENVELOPE

	APPENDIX A


5% SHAREHOLDERS BY SERIES AS OF RECORD
DATE
[TO BE SUPPLIED AT FINAL]

[include total outstanding
number of shares for each
Fund]







APPENDIX B


	CURRENT TRUSTEES AND PRINCIPAL OFFICERS OF
	SMITH BREEDEN SERIES FUND
	SMITH BREEDEN TRUST


The names and ages of the current Trustees and principal officers of the Trusts and their positions and principal occupations during the past five years are shown below. Trustees whose names are followed by an asterisk are ?interested persons of the Trusts (as defined by the 1940 Act). The address of each Trustee and officer is the same as that of the Funds at 100 Europa Drive, Suite 200,Chapel Hill, North Carolina 27514.


 AND % OF SERIES           SHARES OWNED
NAME,ADDRESS, PRINCIPAL
BENEFICIALLY
AGE AND OCCUPATION AND OTHER INFORMAION
POSITION (1)

Douglas T. Breeden (49),* 	Chairman of the Board of SBA; 				[ ]
Trustee and Chairman of         co-founded SBA in 1982.  He has served on
the Board of Trustees		business school faculties at Duke University,
				Stanford University and the University of
				Chicago, and as a visiting professor at Yale
				University and at the Massachusetts Institute
				of Technology.  He is the Editor of The Journal
				of Fixed Income.  He serves as Chairman of
				Harrington Financial Group, the holding
				company for Harrington Bank, F.S.B., of
				Richmond, Indiana.



Michael J. Giarla (41),*        Chief Operating Officer,
President and Director         ______. [    ]
Trustee and President		of SBA.  He also serves as a Director of
				Harrington Financial Group, the holding company for Harrington Bank, F.S.B., of Richmond,
				Indiana. He was formerly SBA's Di rector of Research. He has been employed by SBA since 1985.





Stephen M. Schaefer (52),Tokai Bank Professor of Finance at the London
Trustee				Business School since ______.  He has served on
				the editorial board of a number of professional journals including, currently, The Journal of Fixed Income, The Review of Derivatives Research, and European Review of Finance.
				He consults for a number of leading financial institutions, including previously for SBA.




Myron S. Scholes (58), 		Frank E. Buck Professor of Finance, at the 		[    ]
Trustee				Graduate School of Business at Stanford
				University (since 1983; Emeritus since 1996).
				He was formerly a limited partner and principal
				of Long Term Capital Management (1993-1998).
				He was also a Managing Director and co-head
				of the fixed income derivatives group at Salomon
				Brothers between 1991-1993.  He received the
				Nobel Prize in Economic Science in 1997.  He
				is a past president of the American Finance
				Association (1990).





William F. Sharpe (65),         STANCO 25 Professor of Finance, at
Trustee				Stanford University?s Graduate School of
				Business (since ____; Emeritus since 1999).
				He is known as one of the developers of the Capital Asset Pricing Model, including the beta and alpha concepts used in risk analysis and performance measurement. He is a past
				President of the American Finance Association.
				He is Trustee of the Barr Rosenberg Mutual
				Funds, a director of Stanford Management
				Company and the Chairman of the Board of Financial Engines, a company that provides electronic portfolio advice. He received the Nobel Prize in Economic Science in 1990.



EXHIBIT 1
[FORM OF MANAGEMENT AGREEMENT]

	EXHIBIT 2
[FORM OF SUBADVISORY AGREEMENT]




SMITH BREEDEN SERIES FUND
SMITH BREEDEN TRUST

Smith Breeden Short Duration U.S. Government Fund
Smith Breeden Intermediate Duration U.S. Government Fund
Smith Breeden U.S. Equity Market Plus Fund




Proxy for a Special Meeting of Shareholders, July __, 2000

The undersigned hereby appoints Michael J. Giarla and Marianthe Mewkill, and each of them separately, as proxies, with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at a Special Meeting of Shareholders of Smith Breeden Series Fund and Smith Breeden Trust on July __, 2000, at _____ a.m. Chapel Hill time, and at any adjournments thereof, all of the shares of Smith Breeden Series Fund and/or Smith Breeden Trust which the undersigned would be entitled to vote if personally present. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER.
IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE
PROPOSALS AS SET FORTH IN THE PROXY STATEMENT.



PLEASE SIGN YOUR NAME EXACTLY AS IT APPEARS ON THIS
PROXY. If the shares are registered in more than one name, each joint owner or fiduciary should sign personally. Only authorized persons should sign for corporations.


					Dated:


                                       Signature

                                      Signature (if held jointly)


In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. The Trustee recommends a vote FOR each of the proposals.


1.  ELECTION OF NOMINEES AS TRUSTEES OF THE TRUSTS
? FOR electing the eight Nominees, except as marked to the contrary below ? WITHHOLD AUTHORITY to vote for all of the Nominees listed below

To withhold authority to vote for any individual Nominee(s), draw a line through that Nominee's name below.

Nominees:

Jack W. Aber
William E. Chapman, II
Sean M. Healey
Edward J. Kaier
Madeline H. McWhinney
Steven J. Paggioli
Eric Rakowski
Thomas R. Schneeweis


2. APPROVAL OR DISAPPROVAL      ?  FOR  ?  AGAINST     ?  ABSTAIN
OF THE PROPOSED
MANAGEMENT AGREEMENTS



3. APPROVAL OR                  ?  FOR   ?  AGAINST    ?  ABSTAIN
DISAPPROVAL OF PROPOSED
SUBADVISORY
AGREEMENTS



4. APPROVAL OR DISAPPROVAL      ?  FOR   ?  AGAINST     ?  ABSTAIN
OF AN AMENDMENT TO
THE TRUSTS' DECLARATIONS
OF TRUST



5. APPROVAL OR DISAPPROVAL      ?  FOR   ?  AGAINST     ?  ABSTAIN
OF A PROPOSAL ALLOWING THE
ADVISER TO CHANGE THE
SUBADVISOR OF THE FUNDS
WITHOUT SHAREHOLDER
APPROVAL




This proxy is solicited on behalf of Smith Breeden Series Fund or Smith Breeden Trust, as the case.
Please sign this card in the space provided.
Your signature acknowledges receipt of the Notice of the Special Meeting and the accompanying Proxy Statement.


[use separate card for each Fund; also determine whether telephone and/or electronic proxies may be used and, if so, incorporate necessary language]





EDGAR Smith Breeden Proxy
EDGAR Smith Breeden Proxy

EDGAR Smith Breeden Proxy	34
EDGAR Smith Breeden Proxy
EDGAR Smith Breeden Proxy	A-1


NAME,
AGE AND
POSITION


ADDRESS, PRINCIPAL
OCCUPATION AND OTHER
INFORMATION

SHARES OWNED
BENEFICIALLY
AND % OF SERIES
(1)

EDGAR Smith Breeden Proxy	B-1
EDGAR Smith Breeden Proxy	Page 1 of Exhibit 1

Page 1 of Exhibit 2

EDGAR Smith Breeden Proxy


EDGAR Smith Breeden Proxy